SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 5,  1999


                            SMITH-MIDLAND CORPORATION
             (Exact name of registrant as specified in its charter)




            Delaware                 1-13752                   54-1727060
  (State or other jurisdiction      (Commission            (I.R.S. Employer
         of incorporation)          File Number)         Identification Number)



  Route 28, P.O. Box 300, Midland, Virginia                   22728
 (Address of principal executive offices)                   (Zip Code)



                                 (540) 439-3266
              (Registrant's telephone number, including area code)


                                 Not Applicable

          (Former name or former address, if changed since last report)

Item 5.   Other Events.

     On October 5, 1999, the securities of Smith-Midland Corporation (the "Company") were delisted from trading on the Nasdaq SmallCap Market. Reference is made to the Press Release of the Company, dated October 6, 1999, in connection with such delisting, which Press Release is incorporated herein by reference.

Item 7.   Exhibits.

     (c)  Exhibits.

          Listed below is the exhibit to this  Current  Report on Form 8-K.

          Exhibit
          Number    Description
          ------    -----------
          99        Press Release of the Registrant, dated October 6, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 7, 1999

                                     SMITH-MIDLAND CORPORATION



                                 By:   /s/ Rodney I. Smith
                                     -------------------------------------------
                                     Rodney I. Smith, President, Chief Executive
                                     Officer, and Chairman of the Board
                                     (Principal Executive Officer)

                            SMITH-MIDLAND CORPORATION
                                    Form 8-K

                                  Exhibit Index

Exhibit
Number    Description
------    -----------
99        Press Release of the Registrant, dated October 6, 1999.